Note Investment Securities Available for Sale (Realized gains and losses on investments securities available-for-sale) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Available-for-sale Securities, Gross Realized Gain (Loss), Disclosures
Gross Realized Gains	$ 346	$ 378	$ 226
Gross Realized Losses	(12)	0	(85)
Net realized (losses) gains on sale of investment securities AFS	$ 334	$ 378	$ 141